Exhibit 10.33

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE N/A	PAGE OF PAGES 1 | 2
2. AMENDMENT/MODIFICATION NO. 0004	3. EFFECTIVE DATE January 5, 2015	4. REQUISITION/PURCHASE REQ. NO 3639014	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE		7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612		MID RCB-B
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) Pfenex, Inc. 10790 Roselle Street San Diego, CA 92121		☐	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSN272201200033C
CODE:	FACILITY CODE:		10B. DATED (SEE ITEM 11)
09/27/2012
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(e) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified,

12. ACCOUNTING AND APPROPRIATION DATA (If Required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties
☐	D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

PURPOSE: The purpose of this modification is to exercise quantity Option 1, [***], raise the contract ceiling, revise the SOW, and update various articles.

	Total Funds Currently Obligated			Total Estimated Amount of Contract
	Cost	Fee	Total	Cost	Fee	Total
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Revised Total	[***]	[***]	$3,031,414	[***]	[***]	$3,031,414
FUNDED THROUGH DATE: December 31. 2015 (Unchanged)				COMPLETION DATE: December 31. 2015 (Unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER Bertrand C. Liang, MD Chief Executive Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER Michael P. Welsh Contracting Officer, MID RCB-B, OA, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR /s/ Bertrand C. Liang, MD	15C. DATE SIGNED 12-22-2014	16B. UNITED STATES OF AMERICA /s/ michael.finn@nih.gov	16C. DATE SIGNED 12-22-2014

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(Signature of person authorized to sign)	12/20/14	(Signature of Contracting Officer)	12/22/2014

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No: HHSN272201200033C	Modification No: 04	Page 2 of 2

ARTICLE B.2. ESTIMATED COST is modified to read as follows:

a. The estimated cost of this contract is [***].

b. The fixed fee of this contract is [***]. The fixed fee shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clauses Listing in Part II, ARTICLE I.1. of this contract.

c. The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period and Option 1 is $3,031,414.

d. If the Government exercises its option pursuant to the OPTION PROVISIONS Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

	Estimated Cost		Fixed Fee		Estimated Cost Plus Fixed Fee
Base Period (exercised)	[***	]	[***	]	$2,180,144
Option 1 (exercised)	[***	]	[***	]	$851,270
Option 2	[***	]	[***	]	[***	]
Option 3	[***	]	[***	]	[***	]
Option 4	[***	]	[***	]	[***	]
Option 5	[***	]	[***	]	[***	]
Option 6	[***	]	[***	]	[***	]
Option 7	[***	]	[***	]	[***	]
Option 8	[***	]	[***	]	[***	]
Option 9	[***	]	[***	]	[***	]
Option 10	[***	]	[***	]	[***	]
Option 11	[***	]	[***	]	[***	]
Option 12	[***	]	[***	]	[***	]
Option 13	[***	]	[***	]	[***	]

Total	[***	]	[***	]	[***	]

e. Payments shall be made from the PRISM / NBS Line Item Numbers as follows:

PRISM /NBS Line Item No.	Option / Increment Description	PRISM / NBS Line Item Period of Performance	Funded Amount
Line 1	Base Period	09/27/2012 – 12/31/2015	$2,180,144
Line 2	Option 1	01/05/2015 – 04/05/2015	$851,270

SECTION J, LIST OF ATTACHMENTS is modified to incorporate a revised Statement of Work as follows:

1. Statement of Work, revised December 16, 2014. (See Attached)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HHS-556

STATEMENT OF WORK

Base Period

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.